UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2008

Hudson Highland Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-50129	59-3547281
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

560 Lexington Avenue, New York, New York 10022

(Address of principal executive offices, including zip code)

(212) 351-7300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 11, 2008, Hudson Highland Group, Inc. posted on its web site unaudited pro forma consolidated condensed statements of operations of Hudson Highland Group, Inc. (the “Company”) for the three months ended March 31, 2006, June 30, 2006, September 30, 2006, December 31, 2006, March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007 reflecting the sale (the “Sale”) of the Company’s energy and engineering staffing business. The unaudited pro forma consolidated condensed statements of operations give effect to the Sale as if it occurred on January 1, 2006. The unaudited pro forma consolidated condensed statements of operations of the Company for September 30, 2006, December 31, 2006, March 31, 2007, June 30, 2007, September 30, 2007 reflect the restatement as previously disclosed in the Company’s Current Report on Form 8-K filed on February 4, 2008. A copy of the unaudited pro forma consolidated condensed statements of operations as posted to the Company’s web site is furnished as Exhibit 99.1 to this Current Report.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements.

None.

(b) Pro Forma Financial Information.

None.

(c) Shell Company Transactions

None.

(d) Exhibits

99.1	Unaudited pro forma consolidated condensed statements of operations of Hudson Highland Group, Inc. posted to Company’s web site.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON HIGHLAND GROUP, INC.

Date: February 11, 2008	By:	/s/ MARY JANE RAYMOND
Mary Jane Raymond
Executive Vice President and Chief Financial Officer

HUDSON HIGHLAND GROUP, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit Number
99.1	Unaudited pro forma consolidated condensed statements of operations of Hudson Highland Group, Inc. posted to Company’s web site.

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